Exhibit 10.20

FIRST AMENDMENT

FIRST AMENDMENT, dated as of November 22, 2011 (this “Amendment”), to the Amended and Restated Credit Agreement, dated as of June 3, 2011 (as further amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Petroleum Heat and Power Co., Inc., a Minnesota corporation (the “Borrower”), the other Loan Parties, the Lenders from time to time party hereto, JPMorgan Chase Bank, N.A., a national banking association, as an LC Issuer and as the Agent (in its capacity as the Agent, the “Administrative Agent”), Bank of America, N.A., as Syndication Agent and as an LC Issuer, RBS Citizens, N.A., as Documentation Agent, and Key Bank National Association, PNC Bank, N.A., Regions Bank, TD Bank, N.A. and Wells Fargo Capital Finance, as Senior Managing Agents. J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and RBS Citizens, N.A. are acting as joint lead arrangers and joint bookrunners (in such capacities, the “Arrangers”) in connection with this Amendment and the Increased Aggregate Commitment referred to below.

W I T N E S S E T H

WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower;

WHEREAS, pursuant to Section 2.16 of the Credit Agreement, the Borrower has requested that the Aggregate Commitment be increased by an aggregate amount of $50,000,000 (the “Increased Aggregate Commitment”), and each Lender with an “Increased Commitment” amount set forth opposite its name on Schedule I hereto (each such Lender, an “Incremental Lender”) has severally agreed, upon the terms and subject to the conditions set forth herein, to provide the Increased Aggregate Commitment;

WHEREAS, the Borrower has further requested that the Credit Agreement be amended as set forth herein; and

WHEREAS, the Required Lenders are willing to agree to this Amendment on the terms set forth herein.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows:

1 Capitalized Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

2 Increased Aggregate Commitment. Subject to the terms and conditions set forth herein, on the Amendment Effective Date (as defined below) each Incremental Lender severally agrees to increase its existing Commitment by an amount equal to the amount set forth under the heading “Increased Commitment” opposite such Incremental Lender’s name on Schedule I hereto, such that its total Commitment as of the Amendment Effective Date shall be the amount set forth under the heading “Total Commitment” opposite such Lender’s name on Schedule I hereto. On the Amendment Effective Date, Schedule I to the Credit Agreement shall be replaced in its entirety by the schedule set forth on Annex I hereto.

3 Amendments

3.1 . The Credit Agreement shall be amended as of the Amendment Effective Date (as defined below) as set forth below.

Amendments to Section 1.1 (Defined Terms). Section 1.1 of the Credit Agreement is hereby amended as follows:

by amending the definition of “Aggregate Commitment” by deleting the amount “$300,000,000” in the third line thereof and replacing it with “$350,000,000”.

by amending the definition of “Capital Expenditures” by inserting the parenthetical phrase “(other than pursuant to an Acquisition)” immediately after the words “acquisition of any asset” in the second line thereof.

by inserting the following definition in proper alphabetical order:

“First Amendment” means the First Amendment to this Agreement dated November 22, 2011.

by amending the definition of “Loan Documents” by adding “the First Amendment,” immediately after “this Agreement,” in the first line thereof.

by amending and restating the definition of “Non-Seasonal Availability Amount” as follows:

“Non-Seasonal Availability Amount” means $250,000,000; provided that, if the Aggregate Commitment is increased pursuant to Section 2.16 hereof, the Non-Seasonal Availability Amount shall (if the Borrower so elects on the effective date of any such increase) be deemed to be an amount equal to the Non-Seasonal Availability Amount in effect immediately prior to such increase plus an amount equal to up to the aggregate amount of such increase and all prior increases in Commitments (to the extent such increased Commitments have not since been terminated or reduced in accordance with this Agreement) made pursuant to Section 2.16.

by amending the definition of “Permitted Acquisition” by inserting the following parenthetical phrase immediately after the word “Availability” in the fourth line of clause (l) thereof:

3.1.1 “(with any Suppressed Availability being included in each calculation of Availability pursuant to this clause (l))”

by amending the definition of “Fixed Charge Coverage Ratio” by inserting the following parenthetical phrase immediately after the words “Consolidated Capital Expenditures” in the third line thereof:

“(excluding, for each such period, actual Capital Expenditures in respect of propane tanks in an amount not to exceed $4,500,000)”

Amendment to Section 2.16 (Termination of the Commitments; Increase in Aggregate Commitment). Section 2.16 of the Credit Agreement is hereby amended by deleting the amount “$400,000,000” in the fifth line of clause (c) thereof and replacing it with “$450,000,000”.

Amendment to Section 6.27 (Capital Expenditures). Section 6.27 of the Credit Agreement is hereby amended and restated in its entirety as follows:

3.2 “6.27 Capital Expenditures. The Loan Parties shall not expend, or be committed to expend, (a) in excess of $7,500,000 for Capital Expenditures (other than Capital Expenditures in respect of propane tanks, which shall be governed by clause (b) of this Section 6.27) during any Fiscal Year in the aggregate for the Parent and its Subsidiaries or (b) in excess of $4,500,000 for Capital Expenditures in respect of propane tanks during any Fiscal Year in the aggregate for the Parent and its Subsidiaries; provided, however, that the amount of permitted Capital Expenditures under clause (a) only will be increased in any Fiscal Year by the amount, if positive, equal to 50% of the difference between the Capital Expenditures limit specified in clause (a) above minus the actual amount of any Capital Expenditures expended pursuant to clause (a) during the prior Fiscal Year (the “Carry Over Amount”). Any Carry Over Amount may only be carried over to the next succeeding year.”

4 Conditions to Effectiveness of Amendment. This Amendment shall become effective on the date on which the following conditions precedent have been satisfied or waived (the “Amendment Effective Date”):

The Administrative Agent shall have received a counterpart of this Amendment, executed and delivered by a duly authorized officer of each of (i) the Loan Parties, (ii) the Incremental Lenders and (iii) the Required Lenders.

The Administrative Agent shall have received (i) a certificate (with appropriate insertions and attachments) of each Loan Party signed by an authorized officer of such Loan Party and, among other things (i) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to this Amendment and the increase in the Aggregate Commitment to be effected hereby and (ii) in the case of the Borrower, certifying that, before and after giving effect to such increase, (x) the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct (except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date) and (y) no Default or Unmatured Default exists, and (ii) legal opinions in such form and substance as the Administrative Agent may reasonably request.

The Administrative Agent shall have received an instrument of acknowledgement and confirmation, substantially in the form of Exhibit A hereto and signed by an authorized officer of each Loan Party, with respect to the guarantees, security interests and liens created under the Loan Documents and the effectiveness and enforceability thereof for the benefit of all Lenders (including the Incremental Lenders) after giving effect to this Amendment.

The Arrangers, the Administrative Agent and the Incremental Lenders shall have received all fees required to be paid, and all reasonable out-of-pocket expenses for which invoices have been presented (including, without limitation, the reasonable fees and disbursements of legal counsel), on or before the Amendment Effective Date.

5 Representations and Warranties. Each Loan Party hereby represents and warrants that (a) each of the representations and warranties contained in Article V of the Credit Agreement are, after giving effect to this Amendment, true and correct in all material respects as if made on and as of the Amendment Effective Date (unless such representations and warranties are stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); provided, that each reference to the Credit Agreement therein shall be deemed to be a reference to the Credit Agreement after giving effect to this Amendment and (b) after giving effect to this Amendment and the Increased Aggregate Commitment, no Default or Unmatured Default has occurred and is continuing.

6 Effects on Credit Documents. (a) Except as specifically amended herein, all Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents.

7 Expenses. The Borrower agrees to pay and reimburse the Arrangers and the Administrative Agent for all of their reasonable out-of-pocket costs and expenses incurred in connection with the preparation and delivery of this Amendment, and any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of legal counsel.

8 GOVERNING LAW; WAIVER OF JURY TRIAL. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY AGREES AS SET FORTH FURTHER IN SECTIONS 16.2 AND 16.3 OF THE CREDIT AGREEMENT AS IF SUCH SECTIONS WERE SET FORTH IN FULL HEREIN.

9 Amendments; Execution in Counterparts. (b) This Amendment shall not constitute an amendment of any other provision of the Credit Agreement not referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Loan Parties that would require a waiver or consent of the Required Lenders or the Administrative Agent. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

This Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by the Loan Parties, the Administrative Agent and the Required Lenders. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, including by means of facsimile or electronic transmission, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

BORROWER: PETROLEUM HEAT AND POWER CO., INC.

By:

Name:

Title:

OTHER LOAN PARTIES:

A.P. WOODSON COMPANY
C. HOFFBERGER COMPANY
CHAMPION ENERGY CORPORATION
CHAMPION OIL COMPANY
COLUMBIA PETROLEUM TRANSPORTATION, LLC
HOFFMAN FUEL COMPANY OF BRIDGEPORT
HOFFMAN FUEL COMPANY OF DANBURY
HOFFMAN FUEL COMPANY OF STAMFORD
J.J. SKELTON OIL COMPANY
LEWIS OIL COMPANY
MAREX CORPORATION
MEENAN HOLDINGS OF NEW YORK, INC.
MEENAN OIL CO., INC.
MINNWHALE LLC
ORTEP OF PENNSYLVANIA, INC.
PETRO HOLDINGS, INC.
PETRO PLUMBING CORPORATION PETRO, INC.
REGIONOIL PLUMBING, HEATING AND COOLING CO., INC.
RICHLAND PARTNERS, LLC
RYE FUEL COMPANY
STAR ACQUISITIONS, INC.
STAR GAS FINANCE COMPANY
TG&E SERVICE COMPANY, INC.

By:

Name:

Title:
STAR GAS PARTNERS, L.P. By: KESTREL HEAT, LLC, its General Partner

By:

Name:

Title:

MEENAN OIL CO., L.P.

By: MEENAN OIL CO., INC., its General Partner

By:

Name:

Title:

CFS LLC

By: Richland Partners, LLC, its Sole Member

By:

Name:

Title:

JPMORGAN CHASE BANK, N.A., as Administrative Agent as a Lender

By:
Name:
Title:

[ ], as [an Incremental Lender] [a Lender]

By:
Name:
Title:

SCHEDULE I

Name of Incremental Lender	Existing Commitment	Increased Commitment	Total Commitment
JPMorgan Chase Bank, N.A.	$44,000,000	$3,850,000	$47,850,000
Bank of America, N.A.	$44,000,000	$3,550,000	$47,550,000
RBS Citizens, N.A.	$44,000,000	$3,550,000	$47,550,000
Citibank, N.A.	$7,500,000	$3,550,000	$11,050,000
BMO Harris Bank, N.A.	$7,000,000	$3,550,000	$10,550,000
Israel Discount Bank of New York	$10,000,000	$3,550,000	$13,550,000
Keybank National Association	$20,000,000	$3,550,000	$23,550,000
PNC Bank, N.A.	$20,000,000	$3,550,000	$23,550,000
RB International Finance (USA) LLC	$8,000,000	$0	$8,000,000
Regions Bank	$20,000,000	$3,550,000	$23,550,000
Societe Generale	$18,500,000	$3,550,000	$22,050,000
Sovereign Bank	$12,000,000	$3,550,000	$15,550,000
TD Bank, N.A.	$20,000,000	$3,550,000	$23,550,000
Webster Bank, N.A.	$5,000,000	$3,550,000	$8,550,000
Wells Fargo Bank, N.A.	$20,000,000	$3,550,000	$23,550,000
Total:	$300,000,000	$50,000,000	$350,000,000

ANNEX I

Name of Lender	Commitment
JPMorgan Chase Bank, N.A.	$47,850,000
Bank of America, N.A.	$47,550,000
RBS Citizens, N.A.	$47,550,000
Citibank, N.A.	$11,050,000
BMO Harris Bank, N.A.	$10,550,000
Israel Discount Bank of New York	$13,550,000
Keybank National Association	$23,550,000
PNC Bank, N.A.	$23,550,000
RB International Finance (USA) LLC	$8,000,000
Regions Bank	$23,550,000
Societe Generale	$22,050,000
Sovereign Bank	$15,550,000
TD Bank, N.A.	$23,550,000
Webster Bank, N.A.	$8,550,000
Wells Fargo Bank, N.A.	$23,550,000
Total:	$350,000,000

EXHIBIT A

ACKNOWLEDGMENT AND CONFIRMATION

Dated as of November 22, 2011

1. Reference is made to the First Amendment, dated as of November 22, 2011 (the “First Amendment”), to the Amended and Restated Credit Agreement, dated as of June 3, 2011 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Petroleum Heat and Power Co., Inc., a Minnesota corporation (the “Borrower”), the other Loan Parties, the Lenders from time to time party hereto, JPMorgan Chase Bank, N.A., a national banking association, as an LC Issuer and as the Agent (in its capacity as the Agent, the “Administrative Agent”), Bank of America, N.A., as Syndication Agent and as an LC Issuer, RBS Citizens, N.A., as Documentation Agent, and Key Bank National Association, PNC Bank, N.A., Regions Bank, TD Bank, N.A. and Wells Fargo Capital Finance, as Senior Managing Agents. Capitalized terms used but not defined in this Acknowledgment and Confirmation (this “Acknowledgment and Confirmation”) shall have the meanings assigned to such terms in the Credit Agreement or the First Amendment, as the case may be.

2. It is a condition to the effectiveness of the First Amendment that the Borrower and the other Loan Parties shall have executed this Acknowledgment and Confirmation with respect to the guarantees, security interests and Liens created under the Loan Documents and the effectiveness and enforceability thereof for the benefit of the Lenders (including the Incremental Lenders). Accordingly, each of the Loan Parties party hereto hereby agrees, with respect to each Loan Document to which it is a party, that:

(a) all of its obligations (including in respect of the Guaranteed Obligations) under each such Loan Document shall remain in full force and effect on a continuous basis after giving effect to the First Amendment and this Acknowledgment and Confirmation, it being understood and agreed that such obligations include its obligations with respect to the Increased Aggregate Commitment after giving effect to the First Amendment; and

(b) all of the Liens and security interests created and arising under each such Loan Document remain in full force and effect on a continuous basis, and the perfected status and priority of each such Lien and security interest continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, after giving effect to the First Amendment and this Acknowledgment and Confirmation, as collateral security for its obligations under the Loan Documents.

3. THIS ACKNOWLEDGMENT AND CONFIRMATION SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

4. This Acknowledgment and Confirmation may be executed by one or more of the parties hereto on any number of separate counterparts (including by telecopy or electronic mail), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. By executing and delivering this Acknowledgment and Confirmation, each party hereto hereby acknowledges and agrees that it is both a Guarantor and a Grantor as such terms are defined in the Credit Agreement and Security Agreement, respectively (including with respect to the Increased Aggregate Commitment) and agrees that it will be bound thereby.

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IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgment and Confirmation to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BORROWER: PETROLEUM HEAT AND POWER CO., INC.

By:
Name:
Title:

OTHER LOAN PARTIES:

A.P. WOODSON COMPANY

C. HOFFBERGER COMPANY

CHAMPION ENERGY CORPORATION

CHAMPION OIL COMPANY

COLUMBIA PETROLEUM TRANSPORTATION, LLC

HOFFMAN FUEL COMPANY OF BRIDGEPORT

HOFFMAN FUEL COMPANY OF DANBURY

HOFFMAN FUEL COMPANY OF STAMFORD

J.J. SKELTON OIL COMPANY

LEWIS OIL COMPANY

MAREX CORPORATION

MEENAN HOLDINGS OF NEW YORK, INC.

MEENAN OIL CO., INC.

MINNWHALE LLC

ORTEP OF PENNSYLVANIA, INC.

PETRO HOLDINGS, INC.

PETRO PLUMBING CORPORATION PETRO, INC.

REGIONOIL PLUMBING, HEATING AND COOLING CO., INC.

RICHLAND PARTNERS, LLC

RYE FUEL COMPANY

STAR ACQUISITIONS, INC.

STAR GAS FINANCE COMPANY

TG&E SERVICE COMPANY, INC.

By:
Name:
Title:

STAR GAS PARTNERS, L.P. By: KESTREL HEAT, LLC, its General Partner

By:
Name:
Title:

MEENAN OIL CO., L.P. By: MEENAN OIL CO., INC., its General Partner

By:
Name:
Title:

CFS LLC By: Richland Partners, LLC, its Sole Member

By:
Name:
Title: